UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 29, 2024

VERANO HOLDINGS CORP.

(Exact Name of Registrant as Specified in its Charter)

British Columbia	000-56342	98-1583243
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

224 W. Hill Street, Suite 400,

Chicago, Illinois

(Address of Principal Executive Offices)

60610

(Zip Code)

(312) 265-0730

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 29, 2024, Verano Holdings Corp. (the “Company”) and subsidiaries of the Company entered into agreements to purchase all of the ownership interests of three subsidiaries of The Cannabist Company Holdings Inc. (“Cannabist”). Upon closing of the transactions contemplated by these agreements, the Company will enter the Eastern Virginia market and expand its footprint in the Arizona market.

For divestiture of Cannabist’s Eastern Virginia operations, the Company entered into an equity purchase agreement (the “Virginia EPA”) with Cannabist, Verano Holdings, LLC, a subsidiary of the Company (“Virginia Buyer”), Columbia Care Eastern Virginia LLC, a subsidiary of Cannabist (“CC East Virginia”) and the members of Columbia Care Eastern Virginia LLC (the “Virginia Members”). Pursuant to the Virginia EPA, the Virginia Buyer will purchase all of the issued and outstanding equity interests of CC East Virginia from the Virginia Members for total consideration of $90 million (the “Virginia Closing Consideration”), subject to adjustment as described in the Virginia EPA. Upon the closing of the transaction under the Virginia EPA, the Virginia Members will receive their pro rata portion of the Virginia Closing Consideration, consisting of: $20 million in cash and $40 million of Class A subordinate voting shares of the Company (the “Shares”). In addition, the Virgina Closing Consideration consists of a $30 million promissory note issued by the Virginia Buyer to the Virginia Members (the “Promissory Note”). The Promissory Note will bear interest at a rate of 7% per annum, beginning on the closing date of the Virginia EPA (the “Virginia Closing Date”), through maturity on the two-year anniversary of the Virginia Closing Date. The Promissory Note will be payable in monthly payments of $1.75 million for the first 12 months, and $750,000 for the remaining 12 months.

The principal amount of the Promissory Note is subject to adjustment for cash, working capital (as compared to a target), indebtedness, and transaction expenses and payments of CC East Virginia. The Promissory Note may be prepaid by the Virginia Buyer at any time, without premium or penalty. The Promissory Note contains customary events of default, upon which Cannabist, on behalf of the Virginia Members, may declare all amounts outstanding under the Promissory Note due.

For divestiture of the Arizona operations of Cannabist, the Company entered into (1) an equity purchase agreement (the “Organix EPA”) with Cannabist, Verano Arizona, LLC, a subsidiary of the Company (“Arizona Buyer”), 203 Organix L.L.C. (“Organix”), CC VA HoldCo LLC and Columbia Care-Arizona, Prescott, L.L.C. (the “Arizona Member”) and (2) an equity purchase agreement (the “SWC EPA”) with Cannabist, the Arizona Buyer, Salubrious Wellness Clinic, Inc. (“SWC”), the members of SWC (the “SWC Members”) and CC VA HoldCo LLC. Pursuant to the Organix EPA, the Arizona Buyer will purchase all of the issued and outstanding equity interests of Organix from the Arizona Member for total consideration of $9.9 million, payable in cash, subject to adjustment as described in the Organix EPA. Pursuant to the SWC EPA, the Arizona Buyer will purchase all of the issued and outstanding equity interests of SWC from the SWC Members for total consideration of $5.1 million, payable in cash, subject to adjustment as described in the SWC EPA.

The transactions contemplated by each of the Virginia EPA, Organix EPA and the SWC EPA (together, the “Agreements,” and each an “Agreement”) are subject to certain closing conditions, including approval of applicable regulatory bodies.

Item 1.01 of this Current Report on Form 8-K contains only brief descriptions of the material terms of and does not purport to be a complete description of the rights and obligations of the parties to each of the Virginia EPA, the Promissory Note, the Organix EPA and the SWC EPA. Such descriptions are qualified in their entirety by reference to the full text of the Virginia EPA, the form of the Promissory Note, the Organix EPA and the SWC EPA, which are attached hereto as Exhibits 10.1, 10.2, 10.3 and 10.4, respectively, and are incorporated herein by reference.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information disclosed under Item 1.01 of this Current Report on Form 8-K as it relates to the Promissory Note is incorporated by reference into this Item 2.03 to the extent required herein.

Item 3.02	Unregistered Sales of Equity Securities.

The information disclosed under Item 1.01 of this Current Report on Form 8-K as it relates to the issuance of Shares is incorporated by reference into this Item 3.02 to the extent required herein.

Upon the closing of the transactions contemplated by the Virginia EPA, the Company will issue the Shares pursuant to the Virginia EPA in reliance upon the exemptions from the registration requirements of the Securities Act of 1933, as amended, provided by Section 4(a)(2) of the Securities Act and Rule 506(b) of Regulation D promulgated thereunder. None of CC East Virginia, Cannabist or the Virginia Members will get registration rights in connection with the issuance of the Shares pursuant to the Virginia EPA.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description
10.1	Equity Purchase Agreement, dated July 29, 2024, among Verano Holdings, LLC, Verano Holdings Corp., Columbia Care Eastern Virginia LLC and the members of Columbia Care Eastern Virginia LLC and The Cannabist Company Holdings Inc.*
10.2	Form of Verano Holdings, LLC Promissory Note
10.3	Equity Purchase Agreement, dated July 29, 2024, among Verano Arizona, LLC, 203 Organix L.L.C., CC VA HoldCo LLC, Columbia Care-Arizona, Prescott, L.L.C. and The Cannabist Company Holdings Inc.*
10.4	Equity Purchase Agreement, dated July 29, 2024, among Verano Arizona, LLC, Salubrious Wellness Clinic, Inc., CC VA HoldCo LLC, Thomas Allison, Columbia Care-Arizona, Prescott, L.L.C. and The Cannabist Company Holdings Inc.*
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

* Certain portions of the exhibit have been omitted pursuant to Regulation S-K Item 601(a)(5).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VERANO HOLDINGS CORP.

Date: July 31, 2024	By:	/s/ Brett Summerer
	Name:	Brett Summerer
	Title:	Chief Financial Officer